Income taxes	9 Months Ended
Jul. 31, 2022
Text Block [Abstract]
Income taxes

Note 9 Income taxes
Government of Canada Budget 2022
On April 7, 2022, the Government of Canada presented its 2022 Budget and on
August 9, 2022
, proposed through draft legislation a Canada Recovery Dividend (CRD) and a permanent increase in the corporate income tax rate. The CRD is a one-time

15
%
tax for 2022 determined based on the average taxable income above
$
1

billion

for taxation years 2020 and 2021 and payable in equal installments over
five years
. The permanent increase in the corporate income tax rate is 1.5% on taxable income above $
100

million and would apply to taxation years that end after April 7, 2022. For our taxation year ending October 31, 2022, the additional

1.5
%
tax

would be prorated based on the number of days in the taxation year that are after April 7, 2022.
The draft legislation is open for public comment until September 30, 2022 and is therefore subject to change; timing of enactment remains uncertain. While the ultimate impact will depend on the final legislation, the CRD is expected to reduce our net income when substantively enacted.
Tax examinations and assessments
During the
third
quarter of 2022, we received a reassessment from the Canada Revenue Agency (CRA), in respect of the 2017 taxation year, which suggests that Royal Bank of Canada owes additional taxes of approximately $237 million as they denied the deductibility of certain dividends. This amount represents the maximum additional taxes owing for that year. The reassessment is consistent with the previously received reassessments as described in Note 21 of our 2021 Annual Consolidated Financial Statements. It is possible that the CRA will reassess us for significant additional income taxes for subsequent years on the same basis. In all cases, we are confident that our tax filing position was appropriate and intend to defend ourselves vigorously.